                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): MAY 23, 2002
                                                           ------------

                               KOGER EQUITY, INC.
            --------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

                                    FLORIDA
          ---------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)

             1-9997                                        59-2898045
--------------------------------------------------------------------------------
     (Commission File Number)                           (IRS Employer
                                                      Identification No.)

            433 PLAZA REAL, SUITE 335
               BOCA RATON, FLORIDA                           33432
--------------------------------------------------------------------------------
    (Address of Principal Executive Offices)              (Zip Code)

                                (561) 395-9666
               ---------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

                                       NA
        --------------------------------------------------------------
        (Former Name or Former Address, if Changed Since Last Reports)

ITEM 9.  REGULATION FD DISCLOSURE

Koger Equity, Inc. announced a quarterly dividend of $.35 per share payable on August 1, 2002, to shareholders of record on June 30, 2002, as more particularly described in its News Release, dated May 23, 2002, a copy of which is attached hereto as Exhibit 99 and by this reference made a part hereof.

For more information on Koger Equity, Inc., contact the company at 866-321-0712 or visit its Web site at www.koger.com.
                         -------------

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(C)      EXHIBITS

                  EXHIBIT
                  NUMBER            DESCRIPTION OF EXHIBIT
                  --------          ----------------------
                    99              Koger Equity, Inc. News Release, dated May 23, 2002.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                       KOGER EQUITY, INC.



Dated: May 23, 2002                    By: /s/ Robert E. Onisko
                                          --------------------------------------
                                              Robert E. Onisko
                                       Title:    Vice President and
                                              Chief Financial Officer

                                 EXHIBIT INDEX

The following designated exhibit is filed herewith:

                  EXHIBIT
                  NUMBER            DESCRIPTION OF EXHIBIT
                  -------           ----------------------
                    99              Koger Equity, Inc. News Release, dated May 23, 2002.


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